UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

ADAMS RESOURCES & ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7908	74-1753147
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17 South Briar Hollow Lane, Suite 100, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 881-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	AE	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2020, Adams Resources & Energy, Inc. (the “Company”), a Delaware corporation, issued a press release announcing the appointment of Greg L. Mills to President of GulfMark Energy, Inc. (“GulfMark”), a wholly owned subsidiary of the Company effective March 30, 2020. Kevin J. Roycraft has resigned his position as Interim President of GulfMark, and remains Chief Executive Officer and President of Adams.

Mr. Mills, age 58, has over 20 years of experience in the midstream business, including significant expertise and leadership in crude oil marketing and related operations. From October 2017 through December 2019, Mr. Mills was Executive Vice President of Commercial Operations at Energy Transfer Partners. Prior to joining Energy Transfer Partners, Mr. Mills was with Enterprise Products Partners, L.P. from 1998 through October 2017, where he held positions of increasing responsibility that culminated in his role as Vice President of Crude Oil Pipelines & Terminals. Mr. Mills holds a Bachelor of Business Administration in Marketing from Northeastern State University.

Mr. Mills will have a base annual salary of $350,000 and will be eligible for an annual bonus at the discretion of the Compensation Committee of the Board of Directors based upon performance. He will also be eligible to receive an annual equity grant under the Adams Resources & Energy, Inc. 2018 Long-Term Incentive Plan, subject to the discretion of the Compensation Committee of the Board of Directors.

A copy of the news release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of Adams Resources & Energy, Inc. issued March 30, 2020.

104	Cover Page Interactive Data File — the cover page interactive data file does not appear in the Interactive Data File because its XBRL tages are embedded within the Inline XBLR document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESOURCES & ENERGY, INC.

Date:	March 30, 2020	By:	/s/ Tracy E. Ohmart
Tracy E. Ohmart
Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)

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